CornerCap Group of Funds
Manager’s Report for the Shareholders
For the year ended March 31, 2001

Dear Shareholder:

For the fiscal year ending March 31, 2001, our Small Cap Value Fund and our Balanced Fund performed exceptionally well. In our quarterly reports, we have discussed the significant change in the market that started in March 2000, as the technology and telecommunication sectors began their sharp decline. While our two funds have appreciated nicely, the overall market has continued its decline into the current year. The returns for these funds and appropriate benchmarks for our most recent fiscal year are as follows:

Returns for the Fiscal Year Ending March 31, 2001

(* Blended 60/40 = 60% Russell 1000 Index + 40% Lehman Govt/Corp Bond Index)

The excellent returns of the Small Cap Value and Balanced Funds have continued since March 31, 2001, returning 9.4% and 5.5%, respectively, through May 25, 2001. We believe that this positive trend will continue as investors go through the process of lowering their expectations for the market in general and for the large and mid-sized technology stocks in particular.

On July 31, 2000, we added the CornerCap Emerging Growth Fund (CEGF) to our family of funds. The purpose of the CEGF is to capture above market returns in a higher risk, niche area of the market and to have a high probability that these returns will not be correlated with the returns from our other funds. Many of our clients use more than one of our funds, and this lack of correlation (i.e., returns with different cycles) tends to smooth out the near-term volatility. Since the inception of the CEGF, we have not been able to capture the above market returns, but we have realized uncorrelated returns. Through fiscal year-end (eight months ending March 31, 2001), the fund was down 31.8%. Since March 31 (through May 25, 2001), the fund has recovered nicely and is up 17.0%.

On a final note, our Board of Trustees recently voted to begin receiving all or a portion of their compensation in shares of our mutual funds. This is another example our Board’s continuing to act in the best interest of our shareholders.

CornerCap Investment Counsel
May 30, 2001

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
CornerCap Small-Cap Value Fund
Atlanta, Georgia

We have audited the accompanying statement of assets and liabilities of CornerCap Small-Cap Value Fund, including the portfolio of investments, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CornerCap Small-Cap Value Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
May 9, 2001

CORNERCAP SMALL-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

March 31, 2001

Shares		Value (Note 1-A)
COMMON STOCKS - 98.81%
	Aerospace 2.52%
7,300	B.F. Goodrich Co.	$ 280,101

	Apparel - 5.01%
13,500	Kellwood Co.	281,163
6,900	Footstar, Inc. *	277,035

		558,198
	Appliances - 3.55%
7,500	Maytag Corp.	241,875
10,100	Salton, Inc. *	153,520

		395,395

	Audio/Video Products - 2.02%
8,800	Harman International Industries, Inc.	225,192

	Automotives - 8.19%
21,100	Arvinmeritor, Inc.	289,703
57,500	TBC Corp. *	348,594
7,900	Superior Industries International, Inc.	273,103

		911,400

	Beverages - 3.19%
4,950	Constellation Brands Inc. *	355,163

	Building Materials - 2.65%
10,500	Centex Construction Products	295,050

	Chemicals - 2.56%
16,100	Quaker Chemical Corp.	284,809

	Diversified - 2.70%
13,100	Standex International Corp.	300,645

	Education Services - 2.82%
11,600	ITT Educational Services, Inc. *	314,360

	Electrical Equipment - 4.21%
10,400	Ametek Aerospace Products, Inc.	287,040
8,750	CTS Corp.	181,563

		468,603

	Financial Services 1.25%
5,000	Raymond James Financial, Inc.	139,000

	Food Processing - 5.65%
8,800	McCormick & Co.	369,512
8,000	Smithfield Foods, Inc. *	260,000

		629,512

	Furniture - 2.53%
20,600	Haverty Furniture, Inc. *	282,220

CORNERCAP SMALL-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS - (Continued)

March 31, 2001

Shares	Value (Note 1-A)
COMMON STOCKS - 98.81%
	Holdings Company - 3.21%
13,725	Crane Company	$ 357,536

	Health Care - 2.38%
12,900	Orthodontic Centers of America, Inc. *	264,450

	Industrial Services - 3.17%
11,300	ABM Industries, Inc.	353,125

	Machinery - 7.63%
6,700	Briggs & Stratton	257,079
9,000	Moog, Inc. *	319,500
11,000	Manitowoc Co., Inc.	272,800

		849,379

	Manufacturing - 2.84%
13,500	National Service Industries, Inc.	316,575

	Networking Products - 1.64%
21,000	Adaptec, Inc. *	182,110

	Oil Exploration & Production - 2.43%
13,300	Vintage Petroleum, Inc.	270,655

	Packaging and Containers - 3.54%
8,600	Ball Corp.	394,482

	Pharmaceuticals - 1.76%
6,000	Alpharma, Inc.	196,440

	Recreation - 2.54%
6,250	Polaris Industries, Inc.	282,500

	Restaurant - 3.19%
34,219	NPC International, Inc.	355,022

	Retail - 2.25%
17,100	Regis Corp.	250,087

	Semiconductors - 1.69%
11,000	PRI Automation, Inc. *	188,375

	Textile - 3.27%
8,500	Spring Industries, Inc.	363,800

	Thrift - 2.68%
12,155	Washington Federal, Inc.	298,557

	Tobacco - 2.94%
8,300	Universal Corp.	327,269

	Tools - 2.80%
9,450	Stanley Works Co.	311,377

	Total Common Stocks (Cost $10,426,044)	11,001,387

CORNERCAP SMALL-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS - (Continued)

March 31, 2001

Principal Amount			Value (Note 1-A)
	SHORT-TERM INVESTMENTS - 3.13%

	Federated Treasury
$348,243	(Cost $318,243)		$ 348,243

	Total Investments (Cost $10,774,287) (a)	101.94%	11,349,630
	Other Liabilities in Excess of Other Assets -- Net	(1.94)%	(215,871)

	Net Assets	100.00%	$ 11,133,759

	* Non income producing security
	(a) Aggregate cost for federal income tax purpose is $10,774,287.

	At March 31, 2001, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Gross unrealized appreciation		$ 1,684,623
	Gross unrealized depreciation		(1,109,281)

	Net unrealized appreciation		$ 575,343

See accompanying notes to financial statements

CORNERCAP SMALL-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001

ASSETS
Investments at market value,
(Identified cost $10,774,287) (Note 1-A)	$11,349,630
Receivable for investment securities sold	38,590
Interest receivable	2,697
Dividends receivable	7,001
Due from advisor	2,506
Other assets	11,109

Total assets	11,411,533

LIABILITIES
Cash overdraft	197,446
Payable for investment securities purchased	66,432
Other payable	614
Advisory fee payable	8,315
Service fees payable	4,967

Total liabilities	277,774

NET ASSETS
(Applicable to 1,031,241 shares outstanding, unlimited shares authorized)	$11,133,759

NET ASSET VALUE, OFFERING AND REPURCHASE
PRICE PER SHARE
($11,133,759 -- 1,031,241 shares)	$10.80

NET ASSETS
At March 31, 2001, net assets consisted of:
Paid-in capital	$10,520,995
Accumulated net realized loss on investments	(22,286)
Undistributed net investment income	59,707
Net unrealized appreciation	575,343

$11,133,759

See accompanying notes to financial statements

CORNERCAP SMALL-CAP VALUE FUND

STATEMENT OF OPERATIONS

Year ended March 31, 2001

INVESTMENT INCOME
Income
Dividends	$190,124
Interest income	37,790

Total income	227,914

Expenses
Management fee (Note 2)	111,591
Service fees (Note 2)	55,795

Total expenses	167,386

Net investment income	60,528

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	934,005
Change in unrealized appreciation of investments	1,297,374

Net gain on investments	2,231,379

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,291,907

See accompanying notes to financial statements

CORNERCAP SMALL-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

Years ended March 31, 2001 and 2000

	2001	2000
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment income	$60,528	69,137
Net realized gain on investments appreciation	934,005	712,874
Change in unrealized depreciation of investments	1,297,374	(179,827)

Net increase in assets resulting from operations	2,291,907	602,184

Distributions to shareholders from
Net investment income ($0.00 and $0.06 per share)	-	(76,271)
Realized gains ($0.09 and $1.15 per share, respectively)	(98,877)	(1,432,888)

Total distributions	(98,877)	(1,509,159)

Capital share transactions (a)
Increase (decrease) in net assets resulting from
capital share transactions	(2,551,205)	308,766

Total decrease in net assets	(358,175)	(598,209)

NET ASSETS
Beginning of year	11,491,934	12,090,143

End of year
(including undistributed net investment income of
$59,707 and $0, respectively)	$11,133,759	$11,491,934

(a) Summary of capital share activity follows:

	2001		2000
	Shares	Value	Shares	Value
Shares sold	192,983	$1,960,064	171,424	$1,809,754
Shares issued on reinvested of distributions	10,037	97,774	166,795	1,492,812

	203,020	(2,057,838)	338,219	3,302,566
Shares redeemed	(467,817)	(4,609,043)	(307,128)	(2,993,800)

Net increase (decrease)	(264,797)	$(2,551,205)	31,091	$308,766

See accompanying notes to financial statements

CORNERCAP SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the year)

		Years Ended March 31,
	2001	2000	1999	1998	1997

Per Share Operating Performance
Net asset value, beginning of year	$ 8.87	$ 9.56	$ 14.85	$ 11.68	$ 9.81

Income from investment operations -
Net investment income	.06	.06	.04	.21	.02
Net realized and unrealized gain (loss) on investments	1.96	.46	(3.85)	5.05	1.93

Total from investment operations	2.02	.52	(3.81)	5.25	1.95

Less distributions from
Net investment income	-	(.06)	-	(.22)	(.01)
Realized gains	(.09)	(1.15)	(1.48)	(1.87)	(.07)

Total distributions	(.09)	(1.21)	(1.48)	(2.09)	(.08)

Net asset value, end of year	$ 10.80	$ 8.87	$ 9.56	$ 14.85	$ 11.68

Total Return	22.91%	5.30%	(25.98)%	47.69%	19.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($000)	$ 11,134	$ 11,492	$ 12,090	$ 17,942	$ 12,856
Ratios to average net assets
Expenses	1.50%	1.50%	1.50%	1.56%	1.71%
Net investment income		.53%	.23%	.17%	.19%
Portfolio turnover rate	62.13%	37.13%	39.16%	48.82%	37.13%

See accompanying notes to financial statements

CORNERCAP SMALL-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2001

(1)	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CornerCap Small-Cap Value Fund, (the “Fund”) is a series of shares of CornerCap Group of Funds. CornerCap Group of Funds was organized on January 6, 1986 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Investment operations commenced on July 17, 1986. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The Fund's investment objective is to obtain long-term capital appreciation.

	A.	Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern Standard time, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
	B.	Security Transactions, Investment Income and Other - Security transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
	C.	Federal Income Taxes - It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.
At March 31, 2001, the Fund had net realized capital losses of approximately $22,300 which may be utilized in future years to offset net realized capital gains.
	D.	Distributions to Shareholders - Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
	E.	Accounting Estimates - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CORNERCAP SMALL-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

March 31, 2001

(2)	TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
The Fund has an investment advisory agreement with CornerCap Investment Counsel, Inc. (the “Advisor”), pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of 1.0% of the average daily net assets.
In addition, the Fund has a service agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily and payable monthly, at an annual rate of .50% of average net assets.
The Advisor will provide day to day operational services to the Fund including, but not limited to, providing or arranging to provide accounting, administrative, legal (except litigation), dividend disbursing, transfer agent, registrar, custodial, shareholder reporting, sub accounting and recordkeeping services. All fees and expenses associated with these and other functions including, but not limited to, expenses of legal compliance, shareholder communication and meetings of the shareholders and the Board of Trustees will be paid by the Advisor.
(3)	PURCHASES AND SALES OF SECURITIES
For the year ended March 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $6,520,307 and $8,420,397 respectively.